UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 27, 2012

CPI CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-10204	43-1256674
(Commission File Number)	(I.R.S. Employer Identification No.)

1706 Washington Ave., St. Louis, Missouri	63103
(Address of Principal Executive Offices)	(Zip Code)

(314) 231-1575
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On July 26th, 2012, CPI Corp. entered into a Purchase and Sale Agreement with Harris Teeter, Inc., a North Carolina corporation, to sell real estate located at 815 Matthews Mint Hill Road, Matthews, North Carolina.

On July 27th, 2012, CPI Corp. entered into a Lease Agreement with 1706 Washington Avenue, LLC, an Illinois limited liability company, to lease real estate located at 1600, 1706, 1726 and 1801 Washington Avenue and 1701, 1731 and 1733 Lucas Avenue in St. Louis, Missouri.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.

10.1	Purchase and Sale Agreement entered into on July 26th, 2012, by and between CPI Corp. and Harris Teeter, Inc., a North Carolina corporation.

10.2	Lease Agreement entered into on July 27th, 2012, by and between CPI Corp. and 1706 Washington Avenue, LLC, an Illinois limited liability company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPI CORP.

By:	/s/ Dale Heins
Dale Heins
Executive Vice President, Finance
Chief Financial Officer and Treasurer
(Principal Financial Officer)

July 31, 2012